EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Thoratec Corporation (the “Company”) on Form 10-Q/A for the period ended April 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, D. Keith Grossman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ D. Keith Grossman

D. Keith Grossman
Chief Executive Officer
August 16, 2004

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CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Thoratec Corporation (the “Company”) on Form 10-Q/A for the period ended April 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, M. Wayne Boylston, Senior Vice President and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ M. Wayne Boylston

M. Wayne Boylston
Chief Financial Officer
August 16, 2004

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